Exhibit 32.2
DELCATH SYSTEMS, INC.
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of DELCATH SYSTEMS, INC. (the “Company”) on Form 10-Q for the period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sandra Pennell, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2023

/s/ Sandra Pennell
Sandra Pennell
Principal Financial Officer